UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
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The Vita Coco Company, Inc.
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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V95262-P45573 THE VITA COCO COMPANY, INC. 111 5TH AVENUE, 2ND FLOOR NEW YORK, NY 10003 THE VITA COCO COMPANY, INC. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET You invested in THE VITA COCO COMPANY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Vote Virtually During the Meeting* June 3, 2026 9:00 AM ET Get informed before you vote View the Notice and Proxy Statement, Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call toll-free at 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. There is NO charge for requesting a copy. Meeting to be Held Virtually at: www.virtualshareholdermeeting.com/COCO2026 Vote Prior to the Meeting: Online: ProxyVote.com By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V95263-P45573 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Class II Directors For Nominees: 01) Shelley Broader 02) Michael Kirban 03) Kenneth Sadowsky 2. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the year ending December 31, 2026. For 3. Advisory vote on executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.